EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW HAMPSHIRE

	X	
In re:	:	**Chapter 11**
	:	
GT ADVANCED TECHNOLOGIES INC., *et. al.,*	:	**Case No. 14-11916 (HJB)**
	:	
	:	**Jointly Administered**
	X	

Monthly Operating Report
For the Period of September 27, 2015 to October 31, 2015 [2]

DEBTORS' ADDRESS: **243 Daniel Webster Highway**
Merrimack, NH 03054

DEBTORS' ATTORNEYS: **PAUL HASTINGS LLP**
Park Avenue Tower
75 East 55th Street, First Floor
New York, New York 10022
Telephone: (212) 318-6000
Facsimile: (212) 319-4090
Luc A. Despins, Esq.
Andrew V. Tenzer, Esq.
James T. Grogan, Esq.

This Monthly Operating Report ("MOR") has been prepared solely for the purposes of complying with the monthly reporting requirements applicable in these Chapter 11 cases and is in a format that the Debtors believe is acceptable to the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with accounting principles generally accepted in the United States ("GAAP").

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/Kanwardev Raja Singh Bal
Kanwardev Raja Singh Bal
Vice President and Chief Financial Officer

November 30, 2015
Date

Notes:

[1] The Debtors, along with the last four digits of each debtor's tax identification number, as applicable, are: GT Advanced Technologies Inc. (6749), GTAT Corporation (1760), GT Advanced Equipment Holding LLC (8329), GT Equipment Holdings, Inc. (0040), Lindbergh Acquisition Corp. (5073), GT Sapphire Systems Holding LLC (4417), GT Advanced Cz LLC (9815), GT Sapphire Systems Group LLC (5126), and GT Advanced Technologies Limited (1721). The Debtors' corporate headquarters are located at 243 Daniel Webster Highway, Merrimack, NH 03054.

[2] The Monthly Operating Report covers a period coinciding with the Debtors' standard reporting period.

Page 1 of 19

UNITED STATES BANKRUPTCY COURT DISTRICT OF NEW HAMPSHIRE In re GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Reporting Period 9/27/15 - 10/31/15 MONTHLY OPERATING REPORT REQUIRED DOCUMENTS Form No. Document Attached Explanation Attached Monthly Reporting Questionnaire MOR-1 Yes No Schedule of Cash Receipts and Disbursements MOR-2 Yes No Bank Account Reconciliation MOR-2 (Cont) Yes No Copies of Debtor's Bank Reconciliations No No Copies of Debtor's Bank Statements No No Copies of Cash Disbursements Journals No No Statement of Operations MOR-3 Yes No Balance Sheet MOR-4 Yes No Schedule of Post-Petition Liabilities MOR-5 Yes No Copies of IRS Form 6123 or payment receipt No No Copies of tax returns filed during reporting period No No Detailed listing of aged accounts payables No No Accounts Receivable Reconciliation and Aging MOR-6 Yes No Cover Page Page 2 of 19

GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 9/27/15 - 10/31/15 MONTHLY REPORTING QUESTIONNAIRE Must be completed each month Yes No 5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?  7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.  8. Is the estate current on the payment of post-petition taxes?  10. Is workers' compensation insurance in effect?  12. Are a plan and disclosure statement on file?  13. Was there any post-petition borrowing during this reporting period?  Explanations: Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee. [1]  1. 2. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. [1]  Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below. 9. 11. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee. [1] Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee. [1] Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below. [1] See attached schedules for numbers 1, 4 and 6.     6. 4. Have all current insurance payments been made? Attach copies of all new and renewed insurance policies.  3. MOR-1 Page 3 of 19

GT ADVANCED TECHNOLOGIES INC. et al.,
Debtor

Case No. 14-11916
Reporting Period 9/27/15 - 10/31/15

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

CASE NO.	CASE NAME	BANK CASH RECEIPTS [1]		BANK CASH DISBURSEMENTS [2]		Inter-Debtor Transfers	
14-11916	GT Advanced Technologies Inc.	$	-	$	-	$	-
14-11917	GT Equipment Holdings, Inc.	$	-	$	-	$	-
14-11919	GTAT Corporation	$	1,303,575	$	(11,203,329)	$	572,800
14-11920	GT Advanced Technologies Limited	$	10,631	$	(984,622)	$	(572,800)
14-11922	Lindbergh Acquisition Corp.	$	-	$	(521)	$	-
14-11923	GT Sapphire Systems Group LLC	$	-	$	(2,641)	$	-
14-11924	GT Sapphire Systems Holding LLC	$	-	$	-	$	-
14-11925	GT Advanced CZ LLC	$	-	$	(974)	$	-
14-11929	GT Advanced Equipment Holding LLC	$	-	$	(1,009)	$	-
	Total Debtors	**$**	**1,314,206**	**$**	**(12,193,096)**	**$**	**-**

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:		
TOTAL DISBURSEMENTS	$	12,193,096
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$	-
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$	
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$	12,193,096

Notes:

[1] Represents all receipts (excluding intercompany funding activity by and among Debtors).

[2] Represents operating disbursements, payroll, I/C funding to non debtors, restructuring disbursements and bank fees (excluding intercompany funding activity between Debtors and mandatory/voluntary paydowns of DIP loan).

MOR-2
Page 4 of 19

GT ADVANCED TECHNOLOGIES INC. et al.,
Debtor

Case No. 14-11916
Reporting Period 9/27/15 - 10/31/15

BANK ACCOUNT RECONCILIATIONS [1]

Entity	Bank	Account No. [2]	Description	Ending Bank Balance
GT Advanced Cz LLC	Bank of America	5023	Deposit Account	$ 204,780
GT Advanced Cz LLC	Bank of America	6497	Deposit Account	-
GT Advanced Equipment Holding LLC	Bank of America	8144	Deposit Account	8,006
GT Advanced Equipment Holding LLC	Bank of America	3803	Investment Account [10]	-
GT Advanced Technologies Limited	Bank of America US	7350	Deposit Account	4,480,653
GT Advanced Technologies Limited	Bank of America Hong Kong	2014	Deposit Account	135,619
GT Advanced Technologies Limited	Bank of America Hong Kong	2022	Deposit Account	2,972,237
GT Advanced Technologies Limited	Bank of America Hong Kong	2030	Deposit Account	-
GT Advanced Technologies Limited	Bank of America Hong Kong	2048	Deposit Account	-
GT Advanced Technologies Limited	Bank of America Hong Kong	2056	Deposit Account	2,231
GT Advanced Technologies Limited	Bank of America Hong Kong	9201	Deposit Account	-
GT Advanced Technologies Limited	Bank of America US	5316	Collateral Account [11]	901,244
GT Sapphire Systems Group LLC	Bank of America	7965	Deposit Account	3,350,981
GT Sapphire Systems Group LLC	Bank of America	9105	Deposit Account	-
GT Sapphire Systems Group LLC	Wells Fargo	2633	Operating Account [3]	-
GTAT Corporation	Bank of America	3294	Deposit Account	75,355,151
GTAT Corporation	Bank of America	5002	Deposit Account [7]	-
GTAT Corporation	Bank of America	5254	Investment Account [8]	-
GTAT Corporation	Bank of America	4718	Investment Account [9]	-
GTAT Corporation	Santander Bank	8960	Money market Account [4]	-
GTAT corporation	Bank of America	4487	Deposit Account	-
GTAT corporation	Bank of America	6508	Utility Account [5]	84,289
GTAT corporation	Bank of America	9956	Collateral Account [6][12]	-
GTAT Corporation d/b/a Crystal Systems	Bank of America	1546	Deposit Account	11,575,028
GTAT Corporation d/b/a Crystal Systems	Bank of America	7590	Deposit Account	-
Lindbergh Acquisition Corp	Bank of America	8343	Deposit Account	74,918
Total Debtors Bank Cash				**$ 99,145,137**

Notes:

[1] As part of the Debtors monthly close process, all bank accounts have been reconciled to the applicable bank statements without exception. The Debtors were authorized to use these accounts on a postpetition basis pursuant to the final order signed on October 9, 2014 approving use of the existing cash management system, banks and financial institutions to honor and process checks and transfers, continued use of intercompany transactions, and authorizing debtors to use existing bank accounts and existing business forms (Docket No. 0064).

[2] Last four digits of the account number.

[3] The Wells Fargo operating account (account no. 2633) was closed January 26, 2015.

[4] The Santander money market account (account no. 8960) was closed in October 2014

[5] Pursuant to a final order on October 30, 2014, the Company created an account for adequate assurance for utility providers (Docket No. 0388).

[6] Subsequent to the period end, the Bank of America collateral account (account no. 9956) was opened for purposes of holding funds for cash collateralized standby letters of credit.

[7] BOA EUR account (5002) was closed on January 26, 2015

[8] BOA investment account (5254) was closed on February 12, 2015

[9] BOA investment account (4718) was closed on February 12, 2015

[10] account closed in February 2015

[11] BOA Collateral account for Kerry freight payment opened in April 2015

[12] BOA collateral acct 9956 was closed on July 3, 2015

MOR-2 (cont)
Page 5 of 19

GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 9/27/15 - 10/31/15 STATEMENT OF OPERATIONS See Exhbit A. MOR-3 Page 6 of 19

GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 9/27/15 - 10/31/15 BALANCE SHEET See Exhbit A. MOR-4 Page 7 of 19

GT ADVANCED TECHNOLOGIES INC. et al.,
Debtor

Case No. 14-11916
Reporting Period 9/27/15 - 10/31/15

STATUS OF POST-PETITION TAXES [1] [2]

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal						
Income Tax Withholding	$ -	$ 267,757	$ (267,757)	*on pay date*	*Various*	$ -
FICA-Employee	-	87,445	(87,445)	*on pay date*	*Various*	-
FICA-Employer	-	87,445	(87,445)	*on pay date*	*Various*	-
Unemployment	-	1,459	(1,459)	*on pay date*	*Various*	-
Income	-		-	*Various*	*Various*	-
Other:	-		-	*Various*	*Various*	-
Total Federal Taxes	**$ -**	**$ 444,105**	**$ (444,105)**			**$ -**
State and Local						
Income Tax Withholding	$ -	$ 55,467	$ (55,467)	*on pay date*	*Various*	$ -
Sales	4,510	770	(1,293)	*Various*	*Various*	3,987
Use	-			*Various*	*Various*	-
Excise	-			*Various*	*Various*	-
Unemployment	-	1,261	(1,261)	*on pay date*	*Various*	-
Real Property	-			*Various*	*Various*	-
Personal Property	750,025	(472,949)	(162,729)	*Various*	*Various*	114,347
Other:	-		-	*on pay date*	*Various*	-
Total State and Local	**$ 754,535**	**$ (415,451)**	**$ (220,749)**			**$ 118,334**
Withholding for Employee Healthcare [3]	-	-	-			-
Premiums, Pensions & Other Benefits [3]	-	-	-			-
Total Taxes	**$ 754,535**	**$ 28,654**	**$ (664,854)**			**$ 118,334**

SUMMARY OF UNPAID POST-PETITION DEBTS

	Number of Days Past Due					
	Current	0-30 [8]	31-60 [8]	61-90 [8]	Over 90 [8]	Total
Accounts Payable [4], [5]	$ 2,982,717	$ 1,757,314	$ 152,990	$ 116,852	$ 201,287	$ 5,211,160
Amounts Due to Insiders [6] [7]	-	-	-	-	-	-
Total Postpetition Debts	$ 2,982,717	$ 1,757,314	$ 152,990	$ 116,852	$ 201,287	$ 5,211,160

Notes:

[1] Copies of IRS Form 6123 and all state, local and federal tax forms and returns can be provided to the UST upon request.

[2] This schedule excludes any taxes related to the Hong Kong entity GT Advanced Technologies Limited.

[3] The Company does withhold premiums for various benefit programs but there were no taxes related to these amounts.

[4] Reflects only trade related payables. Aging schedule excludes accruals and unbilled inventory.

[5] As of the filing of this report, the Company has not fully completed the bifurcation of pre and post-petition invoices. As such, the aging may include certain prepetition amounts.

[6] Solely, for purposes of this monthly operating report, the Debtors define "insiders" to include the following: (a) members of the board of directors of GT Advanced Technologies Inc.; and (b) statutory "officers" under section 16 of the Securities Exchange Act. The Debtors do not take any position with respect to: (a) such person's influence over the control of the Debtors; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she, at the time of receipt of any transfers, was not an "insider" under applicable law (including for the purposes of section 503(c) of the Bankruptcy Code), including the federal securities laws, or with respect to any theories of liability or for any other purpose.

[7] Excludes any accrued but unpaid amounts related to compensation, expense reimbursements and benefits.

[8] Amounts reflected as past due are based upon standard invoice terms for the vendor. In some instances, a past due amount is a result of enhanced terms (typically 45 days from date of invoice) that have been negotiated with the majority of these vendors and they are being paid consistent with past practices. In some instances, past due amounts relate to pending motions, pending discovery, alleged possessory liens, ongoing settlement negotiations, or other legal issues that require further analysis by the Debtor.

MOR-5
Page 8 of 19

GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 9/27/15 - 10/31/15 ACCOUNTS RECEIVABLE RECONCILIATION AND AGING Accounts Receivable Reconciliation Amount Total Accounts Receivable at the beginning of the reporting period 4,831,086$ + Amounts billed during the period 1,862,145 - Amounts collected during the period (Book Cash Receipts) (960,311) Total Accounts Receivable at the end of the reporting period 5,732,921$ Accounts Receivable Aging Amount 0 - 30 days old 2,331,646$ 31 - 60 days old 12,967 61 - 90 days old 46,525 91+ days old 3,341,782 Total Accounts Receivable 5,732,920$ Amount considered uncollectible (Bad Debt) (3,160,826) Accounts Receivable (Net) 2,572,094$ MOR-6 Page 9 of 19

GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 9/27/15 - 10/31/15 ASSETS SOLD OR TRANSFERRED Monthly Reporting Questionnaire - #1 Entity Buyer Description Sale Proceeds GTAT Corporation Various on eBay IT Equipment 11,664$ GTAT Corporation Apple Inc. Chain Link Fencing and Gates 700$ Total 12,364$ MORQ-#1 Page 10 of 19

GT ADVANCED TECHNOLOGIES INC. et al., | Case No. 14-11916
Debtor | Reporting Period 9/27/15 - 10/31/1!

PAYMENTS TO PROFESSIONALS[1] [2]
Monthly Reporting Questionnaire - #4

Entity	Title	Description	Amount
GTAT Corporation	AKIN GUMP	Professional Fees	$ 606,425
GTAT Corporation	PAUL HASTINGS,LLP	Professional Fees	494,169
GTAT Corporation	KELLEY DRYE AND WARREN	Professional Fees	214,481
GTAT Corporation	ROTHSCHILD INC.	Professional Fees	166,174
GTAT Corporation	ROPES & GRAY, LLP	Professional Fees	140,716
GTAT Corporation	PRICEWATERHOUSECOOPERS LLP	Professional Fees	122,658
GTAT Corporation	HOULIHAN LOKEY CAPITAL, INC	Professional Fees	116,624
GTAT Corporation	ALVAREZ & MARSAL NORTH AMERICA, LLC	Professional Fees	108,606
GTAT Corporation	STONETURN GROUP LLP	Professional Fees	40,023
GTAT Corporation	CIARDI CIARDI & ASTIN LLC	Professional Fees	30,548
GTAT Corporation	EISNERAMPER, LLP	Professional Fees	27,813
GTAT Corporation	MODUS EDISCOVERY, INC	Professional Fees	25,737
GTAT Corporation	KURTZMAN CARSON CONSULTANTS, LLC	Professional Fees	21,313
GTAT Corporation	WHISMAN, GIORDANO & ASSOCIATES, LLC	Professional Fees	13,979
GTAT Corporation	DEVINE, MILLIMET & BRANCH	Professional Fees	10,990
GTAT Corporation	QUINN EMANUEL URQUHART & SULLIVAN	Professional Fees	7,716
GTAT Corporation	NIXON PEABODY LLP	Professional Fees	3,100
Total			**$ 2,151,071**

Notes:
[1] Excludes payments to professionals retained under the Court's order, dated December 15, 2014, pursuant to sections 105(a), 327, 328, and 330 of the Bankruptcy Code authorizing the GTAT to retain and compensate professionals utilized by GTAT in the ordinary course of business (the "OCP Order") [Docket No. 807]. Compensation for professionals retained under the OCP Order is separately reported.

[2] 15% of all GTAT Corporation payments to professionals are reimbursed by GT Advanced Technologies Limited per the intercompany settlement agreement.

MORQ-#4
Page 11 of 19

GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916
Debtor Reporting Period 9/27/15 - 10/31/15

PAYMENTS TO INSIDERS [1]
Monthly Reporting Questionnaire - #6

Description	Title	Description	Amount
Keck, David	President and Chief Executive Officer	Payroll / Expenses	$ 70,943
Newsted, Richard	Board of Director	Expenses/Fees Qrt	58,593
Greylock, John Ray	Board of Director	Expenses/Fees Qrt	56,250
Kim, Hoil	Vice President, Chief Administrative Officer, General Counsel & Secretary	Payroll / Expenses	54,658
Davis, Eugene I.	Board of Director	Expenses/Fees Qrt	50,000
Drivetrain Advisors Ltd.	Board of Director	Expenses/Fees Qrt	50,000
Ford, Jeffrey	Vice President and General Manager, DSS Business Development	Payroll / Expenses	44,892
Bal, Kanwardev R	Vice President and Chief Financial Officer	Payroll / Expenses	44,642
Massengil, Matthew	Board of Director	Expenses/Fees Qrt	23,750
Conaway, Michal	Board of Director	Expenses/Fees Qrt	22,794
Switz, Robert	Board of Director	Expenses/Fees Qrt	19,153
Godshalk, Ernest	Board of Director	Expenses/Fees Qrt	18,906
Cote, Kathleen	Board of Director	Expenses/Fees Qrt	17,500
Watson, Noel	Board of Director	Expenses/Fees Qrt	16,875
Wroe, Thomas	Board of Director	Expenses/Fees Qrt	16,875
Total			**$ 565,832**

Notes:

[1] Solely, for purposes of this monthly operating report, the Debtors define "insiders" to include the following: (a) members of the board of directors of GT Advanced Technologies Inc.; and (b) statutory "officers" under section 16 of the Securities Exchange Act. The Debtors do not take any position with respect to: (a) such person's influence over the control of the Debtors; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she, at the time of receipt of any transfers, was not an "insider" under applicable law (including for the purposes of section 503(c) of the Bankruptcy Code), including the federal securities laws, or with respect to any theories of liability or for any other purpose.

MORQ-#6
Page 12 of 19

EXHIBIT A Page 13 of 19

/s/Kanwardev Raja Singh Bal NOTES AND SPECIFIC DISCLOSURES REGARDING DEBTORS’ STATEMENTS OF OPERATIONS AND BALANCE SHEET 1. Basis of Presentation The accompanying consolidated financial statements of the Debtors have been prepared solely for the purpose of complying with the monthly reporting requirements of the U.S. Bankruptcy Court of the District of New Hampshire (referred to herein as the "Monthly Operating Report"). The Monthly Operating Report is limited in scope, covers a limited time period and the schedules contained herein were not audited or reviewed by independent accountants nor are they intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors' affiliates. Furthermore, because the Debtors’ accounting systems, policies, and practices were developed with a view to producing consolidated financial reporting on a quarterly basis, rather than by legal entity on a monthly basis, it is possible that not all assets or liabilities have been recorded at the correct legal entity of either the Debtors or the non-Debtor affiliates. The Debtors reserve all rights to supplement or amend any schedules contained in this Monthly Operating Report. The information presented herein is unaudited, subject to further review and material adjustments, and has not been subject to all procedures that would typically be applied to financial information presented in accordance with Generally Accepted Accounting Principles in the United States of America (“US GAAP”), including, but not limited to, accruals, impairment adjustments, fair value assessments (including fair value adjustment required to present the post petition Debtor In Possession financing in accordance with GAAP), tax provision, and other recurring adjustments considered necessary by the Debtors to fairly state the financial position and results of operations for the interim period(s) presented. As part of this Monthly Operating Report, intangibles, fixed assets and other long lived assets have not been formally tested for impairment as required pursuant to US GAAP. However, certain assets reflect the Debtors view of estimated fair value. If a formal US GAAP impairment test was completed at a later date, the results may lead to material adjustments. See additional discussion in Note 3. This Monthly Operating Report does not reflect certain quarter-end and year-end adjustments to assets, liabilities and operating results; such adjustments would be reflected in future Monthly Operating Reports. As part of their restructuring efforts, the Debtors are reviewing their assets and liabilities on an ongoing basis, including without limitation with respect to intercompany claims and obligations, and nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights with respect to such assets, liabilities, claims and obligations that may exist. The Debtors caution readers not to place undue reliance upon the information contained in this Monthly Operating Report. The results herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the combined results and financial position of the Debtors in the future. 2. Treatment of Intercompany Transactions The Monthly Operating Report does not include intercompany balances because the Debtors and their advisors are continuing to review the Debtors’ books and records to determine the accuracy of certain intercompany charges that may be contained in or missing from those books and records. For example, prior to the Petition Date, the parent company, GT Advanced Technologies Inc., did not maintain a ledger of intercompany transactions. Furthermore, the Debtors have not made any determination that tax refunds or attributes are assets or liabilities of a particular Debtor and the Debtors reserve all of their rights on this issue. While the Debtors have not finalized their analysis they do expect it to result in significant adjustments to previously disclosed intercompany balances. Pursuant to Bankruptcy Code Sections 105(A), 345(B), 363(C)(1), 364(A), 364(B), and 503(B)(1), Bankruptcy Rules 6003 and 6004, (A) Authorizing Debtors to Use Existing Cash Management System, (B) Authorizing and Directing Banks and Financial Institutions to Honor and Process Checks and Transfers, (C) Authorizing Continued Use of Intercompany Transactions, (D)Waiving Requirements of Section 345(B) of Bankruptcy Code and (E) Authorizing Debtors to Use Existing Bank Accounts and Existing Business Forms [Docket No. 64], the Debtors have kept detailed information on all post-Petition Date transfers of cash among the Debtors and such transfers amounted to approximately $572.8 thousand during the period covered by the Monthly Operating Report, and are laid out in further detail on page 4. Page 14 of 19

NOTES AND SPECIFIC DISCLOSURES REGARDING DEBTORS’ STATEMENTS OF OPERATIONS AND BALANCE SHEET (cont.) 3.  Treatment of Certain Assets, Liabilities and GAAP Disclosures The Monthly Operating Report does not contain all disclosures that would be required for presentation in accordance with US GAAP and there can be no assurance that, from the perspective of an investor or potential investor, the Monthly Operating Report is complete. The Debtors provide the following general and limited comments regarding certain assets and liabilities which should be considered by parties reviewing this Monthly Operating Report. Notes regarding certain liabilities: • Pursuant to the Order, Pursuant to Bankruptcy Code Sections 105, 361, 362, 363(B), 363(C), 363(E), 364, 503(B), and 507 and Bankruptcy Rules 2002, 4001, 6004(H), and 9014: (I) Authorizing Debtors to Obtain Postpetition Financing; (Ii) Granting Liens and Super-Priority Claims; (III) Authorizing Debtors to Pay Put Option Premium and Expenses in Connection with Postpetition Financing Commitment; (IV) Approving Information Sharing Obligations and Indemnity Thereunder; and (V) Granting Related Relief, the Debtor was authorized to obtain post-petition financing, consisting of a senior secured superpriority term loan facility in an aggregate principal amount of up to $95M. The amount represented on the balance sheet includes the principal amount of borrowings, net of the original issue discount, plus any PIK interest accrued through October 31, 2015. • The 2017 and 2020 convertible notes with a principal balance of $220M and $214M are recorded at a carrying value of $177M and $123M, respectively. The amount represented in the liabilities subject to compromise is net of $7M of deferred financing costs. The difference between the carrying value and principal balances reflect fair value adjustments. • The amounts received from Apple under the Prepayment Agreement are recorded at the principal balance of $439M, less payments made as a result of the settlement approved on December 15, 2014. As of October 31, 2015 payments of $384 thousand have been made against this liability. • For the period commencing on October 6, 2014 and thereafter, the Debtors stopped accruing interest on both series of the Convertible Notes and the Prepayment amounts until further review of these obligations is completed. • Share-based compensation expenses for employee awards are reflected in the Statement of Operations in the third month of each quarter. Prior to the second calendar quarter share-based compensation was recorded each month. Such expenses have been calculated using a methodology consistent with past practice. Share-based compensation expense will continue to be recognized until the final outcome of the equity awards is determined. Notes regarding certain assets: • As of October 31, 2015, the Debtors have not yet completed their formal US GAAP required analysis regarding the fair value of goodwill, and certain intangibles and fixed assets. Based upon the Debtors’ estimates, as previously disclosed in the Amended December Monthly Operating Report, certain intangibles relating to previous acquisitions have been written down to zero. Additionally certain fixed assets located primarily in the Mesa and Salem facilities and other minor product lines located in other facilities, have been written down to their estimated liquidation value. • As previously disclosed in the Amended December Monthly Operating Report, reflected in the financial statements is the transfer of Advanced Sapphire Furnaces from fixed assets to inventory, including a write off of previously capitalized amounts related to the setup and installation of the equipment and write off for any material related to products the Debtors expect to discontinue. Notes regarding Income Taxes: • As of October 31, 2015, Refundable Income Taxes reflects an estimated $25M tax refund for which the Debtors intend to carry back US losses generated in the year ended 2014. Notes regarding Income (Loss) from Discontinued Operations: • As of October 31, 2015, the Company reported $58 thousand net loss from discontinued operations, which represents the costs of the wind down after offset from sales of equipment at the Mesa facility. The Debtors’ financial statements presented herein have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. Certain prepetition liabilities have been reclassified as liabilities subject to compromise. Liabilities subject to compromise currently include debt obligations, amounts due to third parties for goods and services received prior to October 6, 2014, (the date of the voluntary bankruptcy petition) and certain known potential settlement claim amounts. Page 15 of 19

NOTES AND SPECIFIC DISCLOSURES REGARDING DEBTORS’ STATEMENTS OF OPERATIONS AND BALANCE SHEET (cont.) 3.  Treatment of Certain Assets, Liabilities and GAAP Disclosures (cont.) The Debtors continue to analyze and reconcile assets and liabilities included on the balance sheet, and, therefore, the amounts reflected herein are current estimates and subject to material change as additional analysis and decisions are completed. Page 16 of 19

GT ADVANCED TECHNOLOGIES

STATEMENTS OF OPERATIONS
EXCLUDING INTERCOMPANY ACTIVITY
FOR THE PERIOD ENDED OCTOBER 31, 2015
($ in 000's)

Case No.	14-11916	14-11919	14-11929	14-11917	14-11922	14-11925	14-11924	14-11923	14-11920		
	GT Advanced Technologies Inc.	GTAT Corporation	GT Advanced Equipment Holding LLC	GT Equipment Holdings, Inc.	Lindberg Acquisition Corp	GT Advanced Cz LLC	GT Sapphire Systems Holdings LLC	GT Sapphire Systems Group LLC	GT Advanced Technologies Limited [1]	Non-Debtor Entities	Consolidated
Revenue	-	977	-	-	-	-	-	-	1	-	978
Total Cost of revenue	-	872	-	-	-	-	-	-	704	(229)	1,348
Gross (loss) Profit	-	105	-	-	-	-	-	-	(703)	229	(370)
Research and development	-	2,021	-	-	-	-	-	-	-	-	2,021
Selling and marketing	-	285	-	-	-	-	-	-	37	88	410
General and administrative	-	2,160	-	-	-	-	-	-	5	140	2,305
Contingent consideration (income) expense	-	-	-	-	-	-	-	-	-	-	-
Restructuring charges and asset impairments	-	-	-	-	-	-	-	-	21	63	84
Amortization of Intangible Assets	-	-	-	-	-	-	-	-	-	-	-
Total Operating Expenses	-	4,467	-	-	-	-	-	-	62	291	4,820
Income (loss) from Operations [2]	-	(4,362)	-	-	-	-	-	-	(766)	(62)	(5,190)
Interest Income	-	-	-	-	-	-	-	-	-	0	0
Interest (Expense)	-	(886)	-	-	-	-	-	-	0	-	(885)
Reorganization Items, income (expense)	-	379	-	-	-	-	-	-	(799)	-	(420)
Other Inc (Exp)	-	(29)	-	-	-	-	-	-	(67)	138	43
Income (loss) before Tax	-	(4,896)	-	-	-	-	-	-	(1,632)	76	(6,452)
(Benefit) provision for income taxes	-	-	-	-	-	-	-	-	-	16	16
Net Income (loss) from continuing operations	-	(4,896)	-	-	-	-	-	-	(1,632)	60	(6,468)
Income (loss) from discontinued operations, net of tax	-	(58)	-	-	-	-	-	-	-	-	(58)
Net Income (loss)	-	(4,954)	-	-	-	-	-	-	(1,632)	60	(6,526)

Notes:

[1] Includes immaterial amounts from GT Advanced Technologies GmbH, a non-debtor entity.

[2] Does not include any share-based compensation expense. Share-based compensation is recorded in the third month of each fiscal quarter.

These financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors' affiliates. This information is unaudited and is subject to further review and potential adjustments. The accompanying disclaimers and notes are an integral part of these financial statements.

Page 17 of 19

GT ADVANCED TECHNOLOGIES

BALANCE SHEET

EXCLUDING INTERCOMPANY BALANCES

AS OF OCTOBER 31, 2015

($ in 000's)

Case No.	14-11916	14-11919	14-11929	14-11917	14-11922	14-11925	14-11924	14-11923	14-11920		
	GT Advanced Technologies Inc.	GTAT Corporation	GT Advanced Equipment Holding LLC	GT Equipment Holdings, Inc.	Lindbergh Acquisition Corp.	GT Advanced Cz LLC	GT Sapphire Systems Holdings LLC	GT Sapphire Systems Group LLC	GT Advanced Technologies Limited [1]	Non-Debtor Entities	Consolidated
Current Assets											
Cash and cash equivalents	-	86,496	10	-	-	283	-	3,356	8,488	1,132	99,764
Restricted cash	-	84	-	-	-	-	-	-	-	-	84
Accounts receivable, net	-	1,560	-	-	-	-	-	0	844	168	2,572
Inventories	-	398,173	-	-	-	-	-	-	48,299	911	447,382
Deferred costs	-	2,167	-	-	-	-	-	-	2,540	-	4,707
Vendor advances	-	3,459	-	-	-	-	-	-	7,914	58	11,431
Deferred income taxes	-	-	-	-	-	-	-	-	-	1,398	1,398
Refundable income taxes	-	26,046	-	-	-	(1)	-	-	-	-	26,045
Prepaid expenses and other current assets	-	10,456	-	-	-	-	-	-	447	140	11,044
Total current assets	-	528,442	10	-	-	281	-	3,356	68,531	3,807	604,428
Property, plant and equipment, net [4]	-	50,774	-	-	-	0	-	-	3,955	248	54,977
Intangible assets, net [4]	-	22,974	-	-	-	-	-	-	-	-	22,974
Goodwill	-	51,370	-	-	-	1,197	-	-	-	4,280	56,847
Deferred cost	-	(27)	-	-	-	-	-	-	27,550	-	27,523
Other assets	-	10,038	-	-	-	9	-	-	59,844	297	70,188
Total Assets [2][3]	-	663,572	10	-	-	1,487	-	3,356	159,879	8,632	836,937
Current Liabilities											
Prepayment obligation	-	438,616	-	-	-	-	-	-	-		438,616
Debtor In Possession Term Loan	-	92,796	-	-	-	-	-	-	-	-	92,796
Accounts payable	-	5,384	-	-	-	(0)	-	-	371	446	6,200
Accrued expenses and other current liabilities	-	14,781	-	-	-	-	-	-	3,091	902	18,774
Contingent consideration	-	-	-	-	-	-	-	-	-	3,038	3,038
Customer deposits	-	467	-	-	-	1,987	-	504	10,937	22	13,917
Deferred revenue	-	14,073	-	-	-	-	-	175	7,470	-	21,718
Accrued income taxes		(8,762)	-	-	-	8,608	-	-	2	93	(59)
Total current liabilities	-	557,355	-	-	-	10,595	-	679	21,870	4,501	595,000
Liabilities Subject to Compromise	292,557	125,572	-	-	-	4,925	-	1,231	50,310	-	474,594
Convertible notes	-	-	-	-	-	-	-	-	-	-	-
Deferred income taxes	-	(0)	-	-	-	-	-	-	-	(35)	(35)
Customer deposits	-	-	-	-	-	-	-	-	55,598	-	55,598
Deferred revenue	-	151	-	-	-	-	-	-	41,335	-	41,486
Contingent consideration	-	-	-	-	-	-	-	-	-	214	214
Other non-current liabilities	-	(0)	-	-	-	-	-	-	-	-	(0)
Accrued Income Taxes	-	5,424	-	-	-	-	-	-	-	-	5,424
Total Non-Current Liabilities	-	5,575	-	-	-	-	-	-	96,933	180	102,687
Stockholder's Equity	-	(126,740)	34	-	-	(43,372)	-	(16,360)	(26,111)	(122,794)	(335,345)
Total Liabilities and Stockholder's Equity [3]	292,557	561,762	34	-	-	(27,852)	-	(14,450)	143,002	(118,114)	836,937

Notes:

[1] Includes immaterial amounts from GT Advanced Technologies GmbH, a non-debtor entity.

[2] It would be prohibitively expensive, unduly burdensome, and an inefficient use of estate assets for the Debtors to obtain current market valuation of each of their assets. Accordingly, unless otherwise indicated, this monthly operating report reflect net book values as of the period end. Parties are also cautioned that book value is not, in any way, indicative of the fair market value of any of the Debtors' assets.

[3] Due to the exclusion of intercompany balances, Total Assets may not equal Total Liabilities and Stockholder's Equity.

[4] Reflects Management's estimated Fair Value.

These financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors' affiliates. This information is unaudited and is subject to further review and potential adjustments. The accompanying disclaimers and notes are an integral part of these financial statements.

Page 18 of 19

REORGANIZATION ITEMS - INCOME / (EXPENSE) AS OF OCTOBER 31, 2015 ($ in 000's) Professional fees (405)$ U.S. Trustee fees (15) Total (420)$ LIABILITIES SUBJECT TO COMPROMISE AS OF OCTOBER 31, 2015 ($ in 000's) Convertible Notes 292,557$ Accounts payable 138,854 Accrued expenses and other liabilities 32,015 Contingent Consideration 5,922 Other non-current liabilities 5,246 474,594$ These financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. This information is unaudited and is subject to further review and potential adjustments. The accompanying disclaimers and notes are an integral part of these financial statements. Page 19 of 19